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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in the Form S-8 registration statement of our report dated November 13, 2001, included in Centene Corporation's final prospectus dated December 12, 2001 and to all references to our firm included in this registration statement.

                                                            ARTHUR ANDERSEN LLP

St. Louis, Missouri
February 20, 2002